UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2016

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6 Gurdwara Street, Suite 100, Ottawa, Canada	K2E 8A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 224-3535

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 2, 2016, Validian Corporation (the “Company”) executed a Securities Purchase Agreement with a number of accredited purchasers (the "Purchasers") pursuant to which the Company sold to the Purchasers an aggregate of 1,225 shares of Series A Preferred Stock of the Company in a private transaction for an aggregate purchase price of $1,225,000 U.S.  Please See Item 5.03 below for more detailed terms of the Series A Preferred Stock.  The foregoing sale of Series A Preferred Stock was conditioned upon the exchange of Company debt for Company Preferred Stock as described in the next three paragraphs.

On June 2, 2016, the Company executed a Securities Exchange Agreement with one of the holders of the Company's 10% Senior Secured Convertible Notes (the “Senior Secured Convertible Notes”) and unsecured 10% Senior Convertible Notes (the “Senior Unsecured Convertible Notes”) pursuant to which the holder exchanged $929,534 of Senior Secured Convertible Notes and  $74,748 of Senior Unsecured Convertible Notes, both of which are convertible in to Common Stock at $0.03 per share, for 1,005 shares of Series A Preferred Stock.  Please See Item 5.03 below for more detailed terms of the Series A Preferred Stock.

On June 2, 2016, the Company executed a Securities Exchange Agreement with the remaining holders of the Senior Secured Convertible Notes pursuant to which the holders exchanged the remaining balance of $2,835,025 of principal plus accrued interest of all of the Senior Secured Convertible Notes, which have been issued from 2009 to 2011 for 3,900 shares of Series B Preferred Stock. Please See Item 5.03 below for more detailed terms of the Series B Preferred Stock.

On June 2, 2016 the Company executed Securities Exchange Agreements with a number of the holders of the Company's Senior Unsecured Convertible Notes pursuant to which the holders exchanged an aggregate of $1,603,802 of principal plus accrued interest, which have been issued from 2009 to 2015, for an aggregate of 2,325 shares of Series C Preferred Stock.  Please See Item 5.03 below for more detailed terms of the Series C Preferred Stock.

The foregoing descriptions of the Securities Purchase Agreement and the Securities Exchange Agreements are qualified in their entirety by reference to the full text of the forms of the Securities Purchase Agreement and Securities Exchange Agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4, respectively, and each of which is incorporated herein in its entirety by reference.

ITEM 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above and Item 5.03 below.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2016, the Company filed with the State of Nevada Certificates of Designations designating Series A, B and C Preferred Shares as follows:

•

a Certificate of Designation, designating 10,000 shares of Preferred Stock as Series A Preferred Shares, with a stated value of $1,000 per share. The Series A Preferred Shares are convertible into Common Stock at $0.10 per share; have no special rights as to dividends versus any other class of shares including, no special or class voting rights; and rank senior to all other series of preferred shares and shares of Common Stock on liquidation.  Upon liquidation of the Company, for each share of Series A Preferred Stock, the holder is entitled to an amount equal to the greater of (i) Twice the Stated Value for each Series A Preferred Share the Holder holds at that time; or (ii) the amount distributable with regard to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by the Holder are convertible as of the date of the Liquidation.

•

a Certificate of Designation designating 5,000 shares of Preferred Stock as Series B Preferred Shares, with a stated value of $1,000 per share.  The Series B Preferred Shares are convertible into Common Stock at $0.03 per share; have no special rights as to dividends versus any other class of shares including shares of Common Stock; have no special or class voting rights and rank junior to the Series A Preferred Shares and senior to all other series of preferred shares and shares of Common Stock on liquidation. Upon liquidation of the Company, for each share of Series A Preferred Stock, the holder is entitled to an amount equal to the greater of (i) the Stated Value for each Series A Preferred Share the Holder holds at that time; or (ii) the amount distributable with regard to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by the Holder are convertible as of the date of the Liquidation.

•

a Certificate of Designation designating 5,000 shares of Preferred Stock as Series C Preferred Shares, with a stated value of $1,000 per share. The Series C Preferred Shares are convertible into Common Stock at $0.03 per share; have no special rights as to dividends versus any other class of shares including; no special or class voting rights; and rank junior to the Series A Preferred Shares and Series B Preferred Shares, and pari passu to all other series of preferred shares and senior to shares of Common Stock on liquidation. Upon liquidation of the Company, for each share of Series A Preferred Stock, the holder is entitled to an amount equal to the greater of (i) the Stated Value for each Series A Preferred Share the Holder holds at that time; or (ii) the amount distributable with regard to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by the Holder are convertible as of the date of the Liquidation.

The foregoing descriptions of the Certificates of Designations and the Series A-C Preferred Stock are qualified in their entirety by reference to the full text of the Certificates of Designation, copies of which are attached hereto as Exhibits 3.1 through 3.3, respectively, and each of which is incorporated herein in its entirety by reference.

Item 9.01

Exhibits

d)

Exhibits

Exhibit No.

Exhibit Description

  3.1

Certificate of Designation for Series A Preferred Shares

  3.2

Certificate of Designation for Series B Preferred Shares

  3.3

Certificate of Designation for Series C Preferred Shares

10.1

Form of Securities Purchase Agreement for Series A Preferred Shares

10.2

Form of Securities Exchange Agreement for Series A Preferred Shares

10.3

Form of Securities Exchange Agreement for Series B Preferred Shares

10.4

Form of Securities Exchange Agreement for Series C Preferred Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:   June 6, 2016

By:

/s/ Bruce Benn

Name:

Bruce Benn

Title:

President, Chief Executive Officer and Chief Financial Officer